                                                            Exhibit 1.2
                                 $[150,000,000]

                        % PREFERRED SECURITIES, SERIES I

                          FW PREFERRED CAPITAL TRUST I

                 (LIQUIDATION AMOUNT $25 PER PREFERRED SECURITY)

                             UNDERWRITING AGREEMENT

                                                     New York, New York
                                                     Dated the date set forth in
                                                     Schedule I hereto


To the Representative(s)
     named in the Schedule I
     hereto, of the Underwriters
     named in Schedule II hereto


Ladies and Gentlemen:

                  FW Preferred Capital Trust I, a statutory business trust (the "Trust") organized under the Business Trust Act of the State of Delaware (Chapter 38, Title 12 of the Delaware Code, 12 Del. C. Sections 3801 et seq.) (the "Delaware Business Trust Act") and Foster Wheeler Corporation, a New York corporation (the "Corporation" and, together with the Trust, the "Offerors"), as sponsor of the Trust and as guarantor, subject to the terms and conditions stated herein, confirm their agreement with you and each of the other underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), with respect to the issue and sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the aggregate liquidation amount (the "Firm Securities") identified in Schedule I hereto of the Trust's preferred securities (liquidation amount $25 per preferred security) (the "Preferred Securities") to be issued under an Amended and Restated Declaration of Trust of the Trust (the "Declaration") among the Corporation, as Sponsor, and the administrative trustees identified in
Schedule I hereto (the "Administrative Trustees"), Harris Trust and Savings Bank, as property trustee (the "Property Trustee") and Wilmington Trust Company, as Delaware Trustee (the "Delaware Trustee" and, together with the Administrative Trustees and the Property Trustee, the "Trustees"). The Preferred Securities will be fully and unconditionally guaranteed (the "Guarantee", together with the Preferred Securities, the "Securities") by the Corporation to the extent set forth in the Guarantee Agreement (the "Guarantee Agreement"), between the Corporation and Harris Trust and Savings Bank, as guarantee trustee (the "Guarantee Trustee"). In addition, the Trust proposes to grant to the Underwriters an option to purchase up to an additional aggregate liquidation amount of the Preferred Securities identified in Schedule I hereto on the terms and for the purposes set forth in Section 3 hereof (the "Option Securities"). The Firm Securities and the Option Securities, if purchased, are hereinafter collectively called "Preferred Securities". The Corporation will be the owner of all of the beneficial ownership interests represented by common securities (the "Common Securities", together with the Preferred Securities, the "Trust Securities") of the Trust. Concurrently with the issuance of the Securities and the Corporation's purchase of all of the Common Securities of the Trust, the Trust will invest the proceeds of each in the Corporation's subordinated debt securities identified in Schedule I hereto (the "Debentures"). The Debentures are to be issued under the indenture (the "Base Indenture"), between the Corporation and Harris Trust and Savings Bank, as indenture trustee (the "Indenture Trustee"), as amended by a supplemental indenture, between the Corporation and the Indenture Trustee, pertaining to the Debentures to be purchased by the

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Trust. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives" shall each be deemed to refer to such firm or firms.

                  1. Representations, Warranties and Agreements of the Corporation and the Trust. The Offerors, jointly and severally, represent and warrant to each Underwriter as of the date hereof and as of each Closing Date (hereinafter defined), and agrees with each Underwriter, as follows:

                           (a) The Corporation meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder (the "Rules and Regulations"), and has prepared and filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-3 (the file number of which is set forth in Schedule I hereto), which has become effective, for the registration of the Securities under the Securities Act. The registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies in all other material respects with such rule. The Corporation proposes to file with the Commission pursuant to Rule 424 under the Securities Act ("Rule 424") a supplement to the form of prospectus included in the registration statement relating to the initial offering of the Securities and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Corporation to be set forth therein. The term "Registration Statement" means the registration statement, as amended at the date of this Agreement, including the exhibits thereto, financial statements, and all documents incorporated therein by reference pursuant to Item 12 of Form S-3 (the "Incorporated Documents"), and such prospectus as then amended, including the Incorporated Documents, is hereinafter referred to as the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented), is hereinafter called the "Final Prospectus". Any preliminary form of the Basic Prospectus which has heretofore been filed pursuant to Rule 424 is hereinafter called the "Interim Prospectus". Any reference herein to the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the Incorporated Documents which were filed under the Securities Exchange Act of 1934 (the "Exchange Act"), on or before the date of this Agreement or the issue date of the Basic Prospectus, any Interim Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any Incorporated Documents under the Exchange Act after the date of this Agreement or the issue date of the Basic Prospectus, any Interim Prospectus or the Final Prospectus, as the case may be, and deemed to be incorporated therein by reference.

                           (b) As of the date hereof, when the Final Prospectus is first filed with the Commission pursuant to Rule 424, when, before either Closing Date, any amendment to the Registration Statement becomes effective, when, before either Closing Date, any Incorporated Document is filed with the Commission, when any supplement to the Final Prospectus is filed with the Commission and at each Closing Date, the Registration Statement, the Final Prospectus and any such amendment or supplement will comply in all material respects with the applicable requirements of the Securities Act and the Rules and Regulations, and the Incorporated Documents will comply in all material respects with the requirements of the Exchange Act and the rules and regulations adopted by the Commission thereunder or the Securities Act and the Rules and Regulations, as applicable, on the date hereof and on each Closing Date, each of the Declaration, the Guarantee Agreement and the Indenture shall have been qualified under and did or will comply in all material respects with the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the applicable rules and regulations thereunder; on the date it became effective, the Registration Statement did not, and, on the date that any post-effective amendment to the Registration Statement becomes effective, the Registration Statement as amended by such post-effective amendment did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the date the Final Prospectus is filed with the Commission

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         pursuant to Rule 424 and on each Closing Date, the Final Prospectus, as it may be amended or supplemented, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and on said dates, the Incorporated Documents will comply in all material respects with the provisions of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and, when read together with the Final Prospectus, or the Final Prospectus as it may be then amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided that the foregoing representations and warranties in this paragraph (b) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Corporation by or through the Representatives on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Final Prospectus, as they may be amended or supplemented, or to any statements in or omissions from the statements of eligibility and qualification on Form T-1 of the Indenture Trustee, the Property Trustee and the Guarantee Trustee under the Trust Indenture Act (the "Forms T-1").

                           (c) The Basic Prospectus and any Interim Prospectus, as of their respective dates, complied in all material respects with the requirements of the Securities Act and of the Rules and Regulations and did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Commission has not issued an order preventing or suspending the use of the Basic Prospectus or any Interim Prospectus.

                           (d) The Corporation and each of its significant subsidiaries as such term is defined in Rule 405 of the Rules and Regulations excluding clause (3) thereof and identified on Schedule III hereto (each a "Significant Subsidiary") have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification except where the failure to be so qualified and in good standing would not have a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of the Corporation and its subsidiaries, taken as a whole, and where so qualified have all corporate power and authority necessary to own, lease or operate their respective properties and to conduct the businesses in which they are engaged as described in the Final Prospectus.

                           (e) The Corporation has an authorized capitalization as set forth in the Final Prospectus, and all of the issued and outstanding shares of capital stock of the Corporation have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Final Prospectus; and all of the issued and outstanding shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares and as set forth in the Final Prospectus) are owned directly or indirectly by the Corporation, free and clear of all liens, encumbrances, equities or claims.

                           (f) This Agreement has been duly and validly authorized, executed and delivered by the Corporation; the Guarantee Agreement has been duly and validly authorized by the Corporation and, when duly executed and delivered by the proper officers of the Corporation (assuming due execution and delivery by the Guarantee Trustee) will constitute a valid and legally binding agreement of the Corporation enforceable against the Corporation in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; the Indenture has been duly and validly authorized, executed

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         and delivered by the Corporation and (assuming due execution and delivery by the Indenture Trustee) constitutes a valid and legally binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; and the Debentures have been duly and validly authorized, and, when validly authenticated, issued and delivered in accordance with the Indenture against payment of the purchase price therefor as provided in this Agreement, will be validly issued and outstanding obligations of the Corporation entitled to the benefits of the Indenture and enforceable against the Corporation in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and other similar laws now or hereafter in effect relating to creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; the Indenture conforms in all material respects to the description thereof contained in the Final Prospectus; and the Debentures and the Guarantee, when issued and delivered, will conform in all material respects to the descriptions thereof contained in the Final Prospectus.

                           (g) The execution, delivery and performance of this Agreement, the Guarantee Agreement, the Indenture and the Debentures by the Corporation and the Trust, as applicable, the purchase of the Common Securities by the Corporation from the Trust, and the consummation by the Corporation and the Trust of the transactions contemplated hereby and thereby (the "Transactions"), and the issuance and delivery of the Securities and the Debentures will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, lien, charge or encumbrance upon any property or mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Corporation, the Trust or any of its Significant Subsidiaries is a party or by which it or any of them is bound or to which any of the property or assets of the Corporation, the Trust or any of its Significant Subsidiaries is subject except for such conflicts, breaches, violations or defaults which would not have a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of the Corporation and its subsidiaries taken as a whole or as to the Trust separately, nor will such action result in any violation of the provisions of the charter or by-laws of the Corporation or any of its Significant Subsidiaries or the Certificate of Trust (as defined herein) or the Declaration of the Trust, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Corporation, the Trust or any of its Significant Subsidiaries or any of their material properties or assets. Except as set forth in the Final Prospectus or as required by the Securities Act, the Exchange Act, the Trust Indenture Act and applicable state securities laws, no consent, approval, authorization or order of, or filing, registration or qualification of or with, any court or governmental agency or body is required for the Transactions.

                           (h) Except as described or incorporated by reference in the Registration Statement or the Final Prospectus, there are no agreements or understandings between the Corporation and any person, granting such person the right to require the Corporation to file a registration statement under the Securities Act with respect to any securities of the Corporation owned or to be owned by such person or to require the Corporation to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Corporation under the Securities Act.

                           (i) Neither the Corporation nor any of its subsidiaries has sustained, since the date of the latest financial statements included or incorporated by reference in the Final Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Corporation or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs,

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         management, financial condition, shareholders' equity or results of operations of the Corporation and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Final Prospectus.

                           (j) Coopers & Lybrand L.L.P., who has certified the financial statements of the Corporation, whose report appears in the Final Prospectus or are incorporated by reference therein, and has delivered the initial letters referred to in Section 8(i) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

                           (k) The consolidated financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Final Prospectus present in all material respects fairly the financial condition and results of operations of the entities purported to be shown thereby at the dates and for the periods indicated; and have been prepared in conformity with United States generally accepted accounting principles, applied on a consistent basis throughout the periods involved, except as otherwise expressly set forth therein.

                           (l) Except as described in the Registration Statement and the Final Prospectus, there are no legal or governmental proceedings pending to which the Corporation, the Trust or any of its Significant Subsidiaries is a party or of which any material property or assets of the Corporation, the Trust or any of its Significant Subsidiaries is the subject which is required to be disclosed in the Registration Statement, the Final Prospectus or the Incorporated Documents or which would have a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of the Corporation and its subsidiaries, taken as a whole, or the transactions contemplated by this Agreement; and to the Corporation's knowledge, no such proceedings are threatened by governmental authorities or threatened by others.

                           (m) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Final Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference under the Rules and Regulations.

                           (n) None of the Corporation, the Trust, or any of its Significant Subsidiaries is (i) in violation of its respective charter or by-laws, or the Certificate of Trust or the Declaration, as applicable, (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement to which the Corporation, the Trust or any of its Significant Subsidiaries is a party or by which it or any of them is or may be bound or to which any of the properties or assets of the Corporation or any of its subsidiaries is subject, except for such default which would not have a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of the Corporation and its subsidiaries taken as a whole or (iii) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which the Corporation or any of its subsidiaries or any of their property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its or their property or to the conduct of its or their business, except for such violation or failure which would not have a material adverse effect on the condition (financial or otherwise), shareholders' equity, results of operations or business of the Corporation and its subsidiaries taken as a whole.

                           (o) Neither the Corporation nor, to the Corporation's knowledge, any of its subsidiaries, any director, officer, agent, employee or other person associated with or acting on behalf of the Corporation or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of

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         the Foreign Corrupt Practices Act of 1977, except for such violations which would not have a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of the Corporation and its subsidiaries taken as a whole.

                           (p) Neither the Corporation nor any subsidiary is an "investment company" or an entity "controlled" by an "investment company" within the meaning of such terms under the Investment Company Act of 1940 (the "Investment Act") and the rules and regulations of the Commission thereunder.

                           (q) With the exception of Standard & Poor's Ratings Service ("S&P") placing the Corporation on creditwatch with negative outlook, neither the BBB nor Baa3 senior debt rating assigned to the Corporation by S&P and by Moody's Investor Services, Inc., respectively, has been lowered or, to the Corporation's knowledge, threatened to be lowered by either such rating agency nor, to the Corporation's knowledge, has it been placed under surveillance or review by either such rating agency.

                           (r) Except as described in the Registration Statement and except as would not, singly or in the aggregate, reasonably be expected to result in an impact on the Corporation required to be disclosed in the Registration Statement, (A) to the knowledge of the Corporation after reasonable investigation, neither the Corporation nor the Trust is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Corporation and the Trust have all permits, authorization and approvals required under any applicable Environmental Laws and are in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Corporation or the Trust and (D) to the knowledge of the Corporation after reasonable investigation, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Corporation or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

                           (s) Any certificate signed by any officer of the Corporation or the Trust and delivered to the Underwriters or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Corporation or the Trust, respectively, to each Underwriter as to the matters covered thereby.

                  2. Representations, Warranties and Agreements of the Trust. The Offerors, jointly and severally, represent and warrant to each Underwriter as of the date hereof and as of the Closing Date, and agree with each Underwriter, as follows:

                           (a) The Trust has been duly created, is validly existing as a statutory business trust and in good standing under the Delaware Business Trust Act and, under the Delaware Business Trust Act and the Declaration, the Trust has the power and authority to (A) execute and deliver, and to perform its obligations under this Agreement and the Declaration, (B) issue and sell the Trust Securities and (C) own property and conduct its business as described in the Registration Statement and the Final Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement as described in the Registration Statement and the Final Prospectus. All filings required under the laws of the State of Delaware

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         with respect to the creation and valid existence of the Trust as a business trust have been made. The Trust is not and will not be a party to or bound by any agreement or instrument other than this Agreement, the Certificate of Trust identified on Schedule I hereto (the "Certificate of Trust") and the Declaration; the Trust has no and will not have any liabilities or obligations other than those arising out of the transactions contemplated by this Agreement, such Certificate of Trust and the Declaration and described in the Final Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature. The Trust will be characterized as a "grantor trust" and not as an association taxable as a corporation for United States federal income tax purposes.

                           (b) The Declaration is duly and validly authorized and duly qualified under the Trust Indenture Act and, when duly executed and delivered by the Corporation, as Sponsor, and the Trustees, and (assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee), will constitute a valid and legally binding agreement of the Corporation and the Trust, enforceable against the Corporation and the Trust in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and other similar laws now or hereafter in effect relating to creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing and will conform to the description thereof contained in the Final Prospectus.

                           (c) All of the outstanding beneficial ownership interests in the assets of the Trust have been, and the Trust Securities, upon issuance and delivery and payment therefor in the manner described herein, will be, duly authorized, validly issued and outstanding, fully paid and non-assessable, and subject to the terms of the Declaration, the holders of the Trust Securities will be entitled to the benefits of the Declaration subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing; and will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit and will conform to the description of the Trust Securities contained in the Final Prospectus. The Trust Securities are the only interests authorized to be issued by Trust. The issuance of the Trust Securities is not subject to preemptive or other similar rights; and at the Closing Date, all of the issued and outstanding Common Securities of the Trust will be directly owned by Corporation free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                           (d) This Agreement has been duly and validly authorized, executed and delivered by the Trust.

                           (e) The execution, delivery and performance of this Agreement, the Declaration, the Trust Securities by the Trust, the purchase of the Debentures by the Trust from the Corporation, the distribution of the Debentures upon the liquidation of the Trust in the circumstances contemplated by the Declaration and described in the Final Prospectus, and the consummation by the Trust of the transactions contemplated hereby and by the Declaration (the "Trust Transactions") will not result in a violation of any order, rule or regulation of any court or governmental agency having jurisdiction over the Trust or its property. Except as set forth in the Final Prospectus or as required by the Securities Act, the Exchange Act, the Trust Indenture Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the Trust Transactions.

                           (f) The Trust is not regulated or required to be registered as an "investment company" under the Investment Act.



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                  3. Sale and Purchase of the Securities.

                           (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at a purchase price equal to 100% of the liquidation amount of the Preferred Securities, the aggregate liquidation amount of Firm Securities set forth opposite the name of such Underwriter in Schedule II hereto, plus such additional number of Firm Securities which such Underwriter may become obligated to purchase pursuant to Section 8 hereof.

                           (b) In addition, the Trust grants to the Underwriters an option to purchase from the Trust, at a purchase price equal to 100% of the liquidation amount of the Preferred Securities, up to an additional aggregate liquidation amount of Option Securities indicated in Schedule I hereto. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Securities and is exercisable as provided in Section 4 hereof. Option Securities shall be purchased severally for the account of the Underwriters in proportion to the liquidation amounts of Firm Securities set forth opposite the name of such Underwriters in Schedule II hereto. The respective purchase obligations of each Underwriter with respect to the Option Securities shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Securities other than in a liquidation amount of $1,000 or an integral multiple thereof.

                           (c) As compensation to the Underwriters, the Corporation shall, on the First Closing Date and the Second Closing Date (as defined in Section 4 hereof) pay to the Representatives for the accounts of the several Underwriters a commission equal to [2.6125]% of the aggregate liquidation amount of the Preferred Securities sold by the Trust on such Closing Date.

                  4.       Delivery and Payment.

                           (a) Delivery by the Trust of the Firm Securities to the Representatives for the respective accounts of the several Underwriters and payment by the Underwriters therefor by wire transfer in federal (same day) funds to such account as the Corporation shall specify on behalf of the Trust, shall take place at the office, on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Corporation or as provided in Section 10 hereof (such date and time of delivery and payment for the Firm Securities being herein called the "First Closing Date").

                           (b) The Firm Securities will be in the form of one or more global Firm Securities registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC").

                           (c) At any time on or before the thirtieth day after the date hereof, the option granted in Section 3 may be exercised by written notice being given to the Trust by the Representatives. Such notice shall set forth the aggregate liquidation amount of Option Securities as to which the option is being exercised and the date and time, as determined by the Representatives, when the Option Securities are to be delivered; provided, however, that this date and time shall not be earlier than the First Closing Date nor earlier than the third business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Securities are delivered are sometimes referred to as the "Second Closing Date" and the First Closing Date and the Second Closing Date are sometimes referred to as a "Closing Date".

                           (d) Delivery by the Trust of the Option Securities to the Representatives for the respective accounts of the several Underwriters and payment by the Underwriters therefor by wire transfer in federal (same day) funds to such account as the Corporation will specify on behalf of the Trust, shall take place at the office and at the time agreed to in advance by the Underwriters and the Corporation, on the

         Second Closing Date, which date and time may be postponed by agreement between the Representatives and the Corporation or as provided in
         Section 10 hereof.

                           (e) The Option Securities will be in the form of one or more global Option Securities registered in the name of Cede & Co., as nominee of DTC.

                           (f) On the First Closing Date and the Second Closing Date, the Corporation shall pay, or cause to be paid, the commission payable on such Closing Date to the Representatives for the accounts of the Underwriters under Section 3 by wire transfer in federal (same day) funds to such account as the Representatives shall specify.

                  5. Offering by Underwriters. The Corporation and the Trust hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed any Interim Prospectus and are authorized to distribute the Final Prospectus (as from time to time amended or supplemented if the Corporation furnishes amendments or supplements thereto to the Underwriters). The Representatives agree that, as soon as the Representatives believe the offering of the Preferred Securities has been terminated, the Representatives will so advise the Corporation and the Trust.

                  6. Agreements. Each of the Corporation and the Trust, jointly and severally, agrees with the several Underwriters:

                           (a) To cause the Final Prospectus to be filed with the Commission pursuant to Rule 424 as required thereby and promptly to advise the Representatives when (A) the Final Prospectus shall have been filed with the Commission pursuant to Rule 424, (B) any amendment to the Registration Statement relating to the Securities shall have become effective, (C) the Commission makes a request for any amendment of the Registration Statement, the Final Prospectus, the Basic Prospectus or any Interim Prospectus, or for any additional information, (D) the Commission issues any stop order suspending the effectiveness of the Registration Statement or the qualification of the Declaration, the Guarantee Agreement or the Indenture or the institution or threatening of any proceedings for that purpose and (E) the Corporation or the Trust receives any notification with respect to the suspension of the qualification of the Securities or the Debentures for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; after the date of this Agreement and prior to the termination of the offering of these Preferred Securities, not to file any amendment of the Registration Statement or amendment or supplement to the Final Prospectus (except an amendment or supplement to the Final Prospectus that is deemed to be incorporated by reference in the Final Prospectus pursuant to Item 12 of Form S-3) without the consent of the Representatives and to use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof; prior to receipt of the advice to be given by the Representatives pursuant to Section 5, not to file any document that would be deemed to be incorporated by reference in the Final Prospectus pursuant to Item 12 of Form S-3 without delivering to the Representatives a copy of the document proposed to be so filed, such delivery to be made at least twenty-four hours prior to such filing, and to consult with the Representatives as to any comments which the Representatives make in a timely manner with respect to the document so delivered.

                           (b) Subject to the last sentence of the immediately preceding paragraph, if, at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Final Prospectus to comply with the Securities Act or the Rules and Regulations, to promptly prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and to use its best efforts to cause any amendment of the Registration Statement containing an amended Final Prospectus to be made effective as soon as possible.

                           (c) To deliver to the Representatives, without charge, (i) signed copies of the Registration Statement relating to the Securities and of any amendments thereto (including all exhibits filed with, or incorporated by reference in, any such document) and (ii) as many conformed copies of the Registration Statement and of any amendments thereto which shall become effective on or before each Closing Date (excluding exhibits) as the Representatives may reasonably request.

                           (d) During such period as a prospectus is required by law to be delivered by an Underwriter or dealer, to deliver, without charge to the Representatives and to Underwriters and dealers, at such office or offices as the Representatives may designate, as many copies of the Basic Prospectus, any Interim Prospectus and the Final Prospectus as the Representatives may reasonably request.

                           (e) To make generally available to the Corporation's security holders and to the Representatives as soon as practicable an earnings statement (which need not be audited) of the Corporation and its subsidiaries, covering a period of at least 12 months beginning after the date the Final Prospectus is filed with the Commission pursuant to Rule 424, which will satisfy the provisions of Section 11(a) of the Securities Act.

                           (f) To furnish such information, execute such instruments and take such actions as may be required to qualify the Securities and the Debentures for offering and sale under the laws of such jurisdictions as the Representatives may designate and to maintain such qualifications in effect so long as required for the distribution of the Preferred Securities; provided, however, that neither the Corporation nor the Trust shall be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

                           (g) So long as any Preferred Securities are outstanding, to furnish or cause to be furnished to the Representatives copies of all annual reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission.

                           (h) The Corporation or the Trust will use its reasonable best efforts to cause the listing of the Preferred Securities on the New York Stock Exchange Inc. (the "NYSE") to be approved promptly.

                           (i) For a period beginning at the time of execution of this Agreement and ending 30 days thereafter, neither the Trust nor the Corporation will, without the prior written consent of the Lehman Brothers Inc., directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Preferred Securities or Debentures, any securities convertible or exchangeable into, or exercisable for, Preferred Securities or Debentures, or any debt securities substantially similar to Debentures or equity securities substantially similar to Preferred Securities, other than the Debentures and Preferred Securities described in Schedule I hereto.

                           (j) To take such commercially reasonable steps as shall be necessary to ensure that neither the Corporation nor the Trust shall become subject to registration as an "investment company" under the Investment Act.

                           (k) To apply the net proceeds from the sale of the Securities being sold by the Corporation as set forth in the Final Prospectus.

                           (l) To use its reasonable best efforts to do and perform all things to be done and performed hereunder prior to each Closing Date and to satisfy all conditions precedent to the delivery of the Preferred Securities to be purchased hereunder.

                  7.       Expenses.

                           (a) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Corporation will pay all costs and expenses incident to the performance of the obligations of the Corporation and the Trust hereunder, including, without limiting the generality of the foregoing, all costs, taxes and expenses incident to the issuance, sale and delivery of the Preferred Securities to the Underwriters, all fees and expenses of the Corporation's counsel and accountants, all costs and expenses incident to the preparing, printing and filing of the Registration Statement (including all exhibits thereto), any Interim Prospectus, the Basic Prospectus, the Final Prospectus and any amendments thereof or supplements thereto and the mailing or delivering copies thereof to the Underwriters and the Declaration, the Guarantee Agreement and the Indenture, and the rating of the Preferred Securities by one or more rating agencies, all costs and expenses (including reasonable fees of Underwriters' Counsel (as defined below) and their disbursements) incurred in connection with blue sky qualifications, advising on the legality of the Securities for investment, the fee for listing the Preferred Securities on the NYSE, the fees and expenses of the Property Trustee, the Guarantee Trustee and the Indenture Trustee, all costs and expenses of the printing and distribution of all documents in connection with such offering. Except as provided in this Section 7, the Corporation will have no responsibility to the Underwriters for the Underwriters' own costs and expenses, including the fees of Underwriters' Counsel and any advertising expenses in connection with any offer the Underwriters may make.

                           (b) If the sale of the Preferred Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 8 hereof (other than Section 8(n)) is not satisfied or because of any refusal, inability or failure on the part of the Corporation or the Trust to perform any agreement herein or comply with any provision hereof, the Corporation will, subject to demand by the Representatives, reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of Underwriters' Counsel (as defined)) that shall have been incurred by them in connection with the proposed purchase and sale of the Preferred Securities.

                  8. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for any Securities are subject to the accuracy of the representations and warranties of the Corporation and the Trust contained herein as of the date hereof and each Closing Date, to the accuracy of any material statements made in any certificates, opinions, affidavits, written statements or letters furnished to the Representatives or to Skadden, Arps, Slate, Meagher & Flom LLP ("Underwriters' Counsel") pursuant to this Section 8, to the performance by the Corporation and the Trust of their respective obligations hereunder and to the following additional conditions:

                           (a) The Final Prospectus shall have been filed with the Commission pursuant to Rule 424 not later than 5:00 P.M., New York City time, on the second business day following the date of this Agreement or such later date and time as shall be consented to in writing by the Representatives.

                           (b) No order suspending the effectiveness of the Registration Statement, as amended from time to time, or suspending the qualification of the Declaration, the Guarantee Agreement or the Indenture, shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives.

                           (c) Thomas R. O'Brien, General Counsel to the Corporation, shall have furnished to the Underwriters his opinion, as general counsel to the Corporation, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to counsel for the Underwriters to the effect that:

                                  (i) The Corporation's Significant Subsidiaries
                  have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation; and each of the Corporation and its Significant Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its respective business requires such qualification and where the failure to be so qualified and in good standing would have a material and adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of the Corporation and its subsidiaries, taken as a whole, and where so qualified have all corporate power and authority necessary to own, lease or operate their respective properties and to conduct the businesses in which they are engaged as described or incorporated by reference in the Final Prospectus; the Corporation holds all valid franchises, permits and other rights adequate for the business of the Corporation in the territories which it serves, and such franchises, permits and other rights contain no unduly burdensome restrictions.

                                  (ii) The holders of outstanding shares of
                  capital stock of the Corporation are not entitled to any preemptive rights under the charter or by-laws of the Corporation or the laws of the State of New York to subscribe for the Preferred Securities or the Debentures.

                                  (iii) The Corporation has an authorized
                  capitalization as set forth in the Final Prospectus, and all of the issued and outstanding shares of capital stock of the Corporation have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Final Prospectus; and all of the issued and outstanding shares of capital stock of each Significant Subsidiary of the Corporation have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) and, as set forth in the Final Prospectus, are owned directly or indirectly by the Corporation, free and clear of all liens, encumbrances, equities or claims.

                                  (iv) To such counsel's knowledge, there are no
                  contracts or other documents which are required to be described in the Final Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Final Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference under the Rules and Regulations.

                                  (v) The documents incorporated by reference in
                  the Final Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

                                  (vi) To such counsel's knowledge and except as
                  described in the Registration Statement, the Final Prospectus, or any Incorporated Documents, there are no agreements or understandings between the Corporation and any person granting such person the right to require the Corporation to file a registration statement under the Securities Act with respect to any securities of the Corporation owned or to be owned by such person or to require the Corporation to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Corporation under the Securities Act.

                                  (vii) To such counsel's knowledge, and other
                  than as set forth in the Registration Statement, the Final Prospectus, or any Incorporated Documents, there are no legal or governmental proceedings pending to which the Corporation or any of its Significant Subsidiaries is a party or of which any material property or assets of the Corporation or any of its Significant Subsidiaries is the subject which, if determined adversely to the Corporation or any of its Significant Subsidiaries, would have a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations, business or prospects of the Corporation and its subsidiaries taken as a whole; and to such counsel's knowledge, no such proceedings are threatened by governmental authorities or threatened by others.

                                  (viii) Neither the Corporation nor any of its
                  Significant Subsidiaries is in violation of its corporate charter or by-laws or in default under any material agreement, indenture, or instrument known to such counsel, the effect of which violation or default would be material to the Corporation and its subsidiaries taken as a whole. The execution, delivery and performance of this Agreement, the Declaration, the Indenture and the Guarantee Agreement (collectively the "Transaction Documents") by the Corporation and the Trust, as applicable, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement known to such counsel to which the Corporation, the Trust or any of the Significant Subsidiaries is a party or by which the Corporation, the Trust or any of such Significant Subsidiaries is bound or to which any of the property or assets of the Corporation, the Trust or any of its Significant Subsidiaries is subject except for such conflicts, breaches, violations or defaults which would not have a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of the Corporation and its subsidiaries taken as a whole nor will such actions result in any violation of the provisions of any state or federal statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Corporation, the Trust or any of its Significant Subsidiaries or any of their material properties or assets and the consummation of the transactions contemplated hereby and thereby, will not result in any violation of the provisions of the charter or by-laws of the Corporation or any of its Significant Subsidiaries or any New York State or U.S. federal statute or any order, rule or regulations known to such counsel of any New York State or U.S. federal court or governmental agency or body having jurisdiction over the Corporation , its Significant Subsidiaries or any of their respective properties.

                                  (ix) To such counsel's knowledge, the Trust is
                  not a party to or otherwise bound by any agreement other than those described in the Final Prospectus.

                           (d) White & Case LLP, special counsel to the
         Corporation, shall have furnished to the Underwriters their opinion, as counsel to the Corporation, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                                  (i) The Corporation has been duly incorporated
                  and is validly existing as a corporation in good standing under the laws of New York.

                                  (ii) The Indenture has been duly and validly
                  authorized, executed and delivered by the Corporation, has been duly qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Corporation enforceable against the Corporation in accordance with its terms and the Indenture conforms in all material respects to the description thereof contained in the Final Prospectus; and the Debentures have been duly and validly authorized by the Corporation, and when duly executed, issued and delivered by the Corporation, and assuming due authentication by the Indenture Trustee and upon payment and delivery in accordance with this Agreement, will constitute valid and legally binding obligations of the Corporation entitled to the benefits of the Indenture and enforceable against the Corporation in accordance with their terms and the Debentures, when issued and delivered, conform in all material respects to the description thereof contained in the Final Prospectus; and the Guarantee Agreement has been duly and validly authorized, executed and delivered by the Corporation and, assuming due authorization, execution and delivery by the Guarantee Trustee, will constitute a valid and legally binding obligation of the Corporation enforceable against the Corporation in accordance with its terms and the Guarantee Agreement conforms in all material respects to the description thereof contained in the Final Prospectus; provided, however, that the foregoing is subject to the effects of effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and other similar laws now or hereafter in effect relating to creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing.

                                  (iii) This Agreement and the Declaration have
                  been duly authorized, executed and delivered by the Corporation.

                                  (iv) The Corporation is not an "investment
                  company" or an entity "controlled" by an "investment company" within the meaning of such terms under the Investment Act and the rules and regulations of the Commission thereunder.

                                  (v) The Registration Statement was declared
                  effective under the Securities Act and the Indenture was qualified under the Trust Indenture Act as of the date and time specified in such opinion, the Final Prospectus was filed with the Commission pursuant to subparagraph of Rule 424 specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

                                  (vi) The statements contained in the Final
                  Prospectus under the captions relating to the Securities and the Debentures insofar as they purport to constitute summaries of the terms of such securities, constitute accurate descriptions thereof in all material respects.

                                  (vii) Each of the Registration Statement, as
                  of the Effective Date, and the Final Prospectus, as of the date it was filed with the Commission, and any further amendments or supplements thereto made by the Corporation prior to the applicable Closing Date (other than the financial statements and related schedules therein and all other financial and statistical data included or incorporated by reference therein or omitted therefrom and other than the Forms T-1, as to which such counsel need express no opinion) appears on its face to comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder;

                  provided, however, that such counsel need express no opinion as to any documents incorporated by reference to the Registration Statement or the Final Prospectus.

                                  (viii) The issue and sale of the Securities
                  being delivered on the Closing Date by the Corporation and the compliance by the Corporation with all of the provisions of this Agreement, the Indenture, the Guarantee Agreement, the Declaration and the Debentures and the consummation of the transactions contemplated hereby and thereby, will not result in any violation of the provisions of the charter or by-laws of the Corporation or any New York State or U.S. federal statute or any order, rule or regulations known to such counsel of any New York State or U.S. federal court or governmental agency or body having jurisdiction over the Corporation; and, except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, the Trust Indenture Act and applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Guarantee Agreement, the Indenture, the Declaration and the Debentures by the Corporation and the consummation of the transactions contemplated hereby and thereby.

                  In rendering the opinions required by subsections (c) and (d) of this section, Thomas R. O'Brien and White & Case LLP, respectively, may (i) state that their opinion is limited to matters governed by the federal laws of the United States of America and the laws of the State of New York and (ii) rely (to the extent such counsel deems proper and specifies in their opinion), as to matters involving the application of laws covered by supporting opinion upon the opinion of other counsel of good standing, provided that such other counsel is reasonably satisfactory to counsel for the Underwriters and furnishes a copy of its opinion to the Underwriters. In addition, Thomas R. O'Brien, in rendering the opinions required by clauses (i) and (ii) of Subsection
         (c) with respect to Significant Subsidiaries, may rely on opinions rendered by counsel employed by such Significant Subsidiaries.

                  Thomas R. O'Brien shall have furnished to the Underwriters a written statement addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that he has acted as counsel to the Corporation on a regular basis and in connection with previous financing transactions. In addition, each of Thomas R. O'Brien and White & Case LLP shall also have furnished to the Underwriters written statements, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that such counsel has acted as counsel to the Corporation in connection with the preparation of the Registration Statement, and based on the foregoing, such counsel does not believe that (A) the Registration Statement (other than the financial statements and related schedules and all other financial and statistical data included or incorporated by reference therein or omitted therefrom, and other than the Forms T-1, as to which such counsel shall express no opinion or belief), as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Prospectus (other than the financial statements and related schedules and all other financial and statistical data included or incorporated by reference therein or omitted therefrom, and other than the Forms T-1, as to which such counsel shall express no opinion or belief), as of its date and the applicable Closing Date, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (B) any document incorporated by reference in the Final Prospectus (other than the financial statements and related schedules and all other financial and statistical data included or incorporated by reference therein or omitted therefrom, and other than the Forms T-1, as to which such counsel shall express no opinion or belief) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by statements to the effect that (i) such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Final Prospectus except for the statements made in the Final Prospectus under the captions relating to the designated Trust Securities, the Guarantee and the Debentures and, if applicable, "Certain Federal Income Tax Consequences", insofar as such statements relate to such securities and concern legal matters and
         (ii) as to facts necessary to the determination of materiality, such counsel is relying upon the opinions of officers and other representatives of the Corporation.

                           (e) Richards, Layton & Finger, P.A., special Delaware counsel for the Corporation and the Trust, shall have furnished to the Representatives its opinion, on certain matters of Delaware law relating to the validity of the Preferred Securities, dated the applicable Closing Date, to the effect that:


                                    (i) The Trust has been duly created, is
                  validly existing in good standing as a business trust under the Delaware Business Trust Act and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

                                    (ii) Under the Delaware Business Trust Act
                  and the Declaration, the Trust has the requisite trust power and authority to own property and conduct its business, all as described in the Registration Statement and the Final Prospectus.

                                    (iii) The Declaration constitutes a valid
                  and binding obligation of the Corporation and the Trustees, enforceable against the Corporation and the Trustees in accordance with its terms, and the terms of the Preferred Securities as set forth in the Declaration, to the extent they are obligations of the Trust, are valid and binding obligations of the Trust in accordance with the Declaration; provided however, that the foregoing is subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing; and conforms to the description thereof contained in the Final Prospectus.

                                    (iv) Under the Delaware Business Trust Act
                  and the Declaration, the Trust has the requisite trust power and authority to (i) execute, deliver and to perform its obligations under, and to consummate the transactions contemplated by this Agreement and (ii) issue and perform its obligations under the Preferred Securities and the Common Securities.

                                    (v) Under the Delaware Business Trust Act
                  and the Declaration, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by the requisite trust action on the part of the Trust.

                                    (vi) This Agreement has been duly executed
                  and delivered by the Trust.

                                    (vii) The Preferred Securities have been
                  duly authorized by the Declaration and, when issued in accordance with the Declaration and delivered in accordance with this Agreement will be, duly and validly issued and (subject to the qualifications set forth in this paragraph (vii), fully paid and non-assessable beneficial ownership interests in the assets of the Trust, the holders of the Preferred Securities will be entitled to the benefits of the Declaration. The holders of the Preferred Securities will be entitled to the same limitation of personal liability as extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware (such counsel may note that the holders of Preferred Securities may obligated, pursuant to the Declaration, to (i) provide indemnity or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of certificates representing the Preferred Securities and the issuance of replacement certificates representing Preferred Securities and (ii) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and remedies under the Declaration.

                                    (viii) The Common Securities have been duly
                  authorized by the Declaration and are validly issued and represent beneficial interests in the assets of the Trust.

                                    (ix) Under the Delaware Business Trust Act
                  and the Declaration, the issuance of the Preferred Securities is not subject to preemptive or other similar rights.

                                    (x) The issuance and sale by the Trust of
                  the Trust Securities, the purchase by the Trust of the Debentures, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated by this Agreement and by the Declaration and compliance by the Trust with its obligations hereunder and under the Declaration and the Preferred Securities will not violate (i) any of the provisions of the Certificate of Trust or the Declaration or (ii) any applicable Delaware law, rule or regulation.

                                    (xi) No filing with, or authorization,
                  approval, consent, license, order, registration, qualification or decree of, any Delaware court or Delaware governmental authority or agency (other that as may be required under the securities or blue sky laws of the State of Delaware, as to which such counsel need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of this Agreement or the offering, issuance, sale or delivery of the Trust Securities.

                                    (xii) The holders of the Trust Securities
                  (other than those holders of the Trust Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

                  In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the law of the State of Delaware.

                           (f) White & Case LLP, special tax counsel to the Corporation and the Trust, shall have furnished to the Representatives its opinion, dated the applicable Closing Date, to the effect that:

                                    (i) The Trust will not be taxable as a
                  corporation for United States federal income tax purposes; and

                                    (ii) Subject to the qualifications set forth
                  in the opinion and the Final Prospectus, the statements made in the Final Prospectus under the caption "Certain United States Federal Income Tax Consequences" insofar as they purport to constitute summaries of matters of United States federal income tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

                           (g) The Underwriters shall have received from Underwriters' Counsel, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Guarantee, the Debentures, the Registration Statement, the Final Prospectus and other related matters as the Underwriters may reasonably require, and the Corporation and the Trust shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                           (h) At the Closing Date, Underwriters' Counsel shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated herein and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein and therein contained.

                           (i) At the Closing Date, the Underwriters shall have received from Coopers & Lybrand L.L.P., dated the Closing Date, in form and substance satisfactory to the Underwriters, addressed to the Underwriters, which states in effect that:

                                    (i) In their opinion, any consolidated
                  financial statements of the Corporation and its subsidiaries, and the supporting schedules, included in the Registration Statement and the Final Prospectus and audited by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder.

                                    (ii) On the basis of a reading of the
                  unaudited consolidated financial statements of the Corporation and its subsidiaries, if any, included in the Registration Statement and the Final Prospectus and of the latest unaudited consolidated financial statements made available by the Corporation and its subsidiaries carrying out certain specified procedures (but not an audit in accordance with generally accepted auditing standards), a reading of the minutes of the meetings of the directors of the Corporation, and inquiries of certain officials of the Corporation and its subsidiaries, who have responsibility for financial and accounting matters of the Corporation and its subsidiaries, as to transactions and events subsequent to the date of the most recent audited consolidated financial statements included in the Registration Statement and the Final Prospectus, nothing came to their attention that caused them to believe that:

                                             (A) any material modifications
                           should be made to the unaudited consolidated financial statements of the Corporation and its subsidiaries, if any, included in the Registration Statement and the Final Prospectus and not covered by their letter delivered pursuant to paragraph (j) of this Section 8, for them to be in conformity with generally accepted accounting principles; and such financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published instructions, rules and regulations thereunder.

                                             (B) the unaudited capsule
                           information of the Corporation and its subsidiaries, if any, included in the Registration Statement and the Final Prospectus does not agree with the amounts set forth in the unaudited consolidated financial statements of the Corporation from which it was derived or was not determined on a basis substantially consistent with that of the corresponding financial information in the latest audited financial statements of the Corporation included in the Registration Statement and the Final Prospectus.

                                             (C)(I) as of the latest date as of
                           which the Corporation and its subsidiaries have monthly financial statements, there was any decrease in the capital stock, additional paid-in capital or retained earnings, or increase in long-term indebtedness of the Corporation and its subsidiaries, as compared with the amounts shown in the most recent consolidated statement of financial condition of the Corporation and its subsidiaries included in the Registration Statement and the Final Prospectus, (II) with respect to the period subsequent to the date of the most recent financial statements included in the Registration Statement and the Final Prospectus and extending through the latest date as of which the Corporation and its subsidiaries have monthly financial statements, there was a consolidated net loss or (III) with respect to the amounts of net capital or excess net capital of the Corporation and its subsidiaries determined pursuant to Commission Rule 15c3-1 and shown in the most recent financial statement of the Corporation and its subsidiaries filed pursuant to Commission Rule 17a-5, there has been any decrease in such amounts as compared with the amounts shown in the most recent consolidated financial statements included in the Registration Statement and the Final Prospectus; and

                                             (D) as of a specified date not more
                           than three business days prior to the date of the letter, there was any decrease in the capital stock or additional paid-in capital, or increase in long-term indebtedness of the Corporation and its subsidiaries as compared with the amounts shown in the most recent consolidated statement of financial condition of the Corporation and its subsidiaries included in the Registration Statement and the Final Prospectus;

                  except in all instances for increases or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Corporation as to the significance thereof, unless said explanation is not deemed necessary by the Representatives.

                                    (iii) If pro forma financial statements are
                  included in the Registration Statement or the Final Prospectus and are not covered by their letter delivered pursuant to paragraph (i) of this Section 8, (x) they have read such pro forma financial statements, (y) they have made inquiries of certain officials of the Corporation who have responsibility for financial and accounting matters of the Corporation as to the basis for their determination of the pro forma adjustments and whether such pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and (z) they have proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts; and as a result thereof, nothing came to their attention that caused them to believe that such pro forma financial statements do not so comply with Rule 11-02 of Regulation S-X and that such pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

                                    (iv) To the extent not covered by their
                  letter delivered pursuant to paragraph (i) of this Section 8, they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is expressed in dollars, or percentages derived from dollar amounts, and has been obtained from the general accounting records of the Corporation) set forth in the Registration Statement, as amended, and the Final Prospectus, as amended or supplemented, and in Exhibit 12 to the Registration Statement, including specified information, if any, included or incorporated from the Corporation's Annual Report on Form 10-K incorporated therein or specified information, if any, included or incorporated from any of the Corporation's Quarterly Reports on Form 10-Q or its Current Reports on Form 8-K incorporated therein, agrees with the accounting records of the Corporation and its subsidiaries or computations made therefrom, excluding any questions of legal interpretation.

                           (j) At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, any material adverse change in the consolidated financial condition, stockholders' equity, results of operations or business of the Corporation and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, and the Corporation shall have furnished to the Underwriters a certificate, dated the Closing Date of its Chairman of the Board, its President or a Vice President of the Corporation, on the one hand, and its chief financial officer or its Treasurer, on the other hand, stating that:

                                    (i) The representations and warranties of
                  the Corporation in this Agreement are true and correct in all material respects on and as of such Closing Date with the same effect as if made on such Closing Date, and the Corporation has complied with all the agreements contained in this Agreement and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

                                    (ii) They have carefully examined the
                  Registration Statement and the Final Prospectus and in their opinion (A) as of the Effective Date, the Registration Statement and Final Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, (in the case of the Final Prospectus, in light of the circumstances in which they were made) not misleading, and (B) since the Effective Date no event has occurred which should have been set forth or incorporated by reference in a supplement or amendment to the Registration Statement or the Final Prospectus which has not been so set forth; and

                                    (iii) no stop order suspending the
                  effectiveness of the Registration Statement has been issued and, to the knowledge of the Corporation, no proceedings for that purpose have been initiated or threatened by the Commission.

                           (k) The Trust shall have furnished to the Representatives a certificate of its Administrative Trustees, dated the applicable Closing Date, to the effect that, to the best of their knowledge after due inquiry:

                                    (i) The representations and warranties of
                  the Trust in this Agreement are true and correct in all material respects on and as of such Closing Date with the same effect as if made on such Closing Date, and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

                                    (ii) No stop order suspending the
                  effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

                                    (iii) (x) The Registration Statement does
                  not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (y) the Final Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (z) since the effective date of the Registration Statement there has not occurred any event required to be set forth in an amended or supplemented prospectus which has not been so set forth.

                           (l) (i) Neither the Corporation nor any of its Significant Subsidiaries shall have sustained since the respective dates as of which information is given in the Registration Statement or the Final Prospectus or in any document incorporated by reference therein any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth, contemplated or incorporated by reference in the Final Prospectus or in any of the documents incorporated by reference therein, or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Corporation or any of its Significant Subsidiaries except as set forth in the letters described in paragraphs (i) or (j) of this
         Section 8, or any material change in the financial condition, shareholders' equity or results of operations of the Corporation and its subsidiaries taken as a whole, otherwise than as set forth or contemplated or incorporated by reference in the Final Prospectus or in any of the documents incorporated by reference therein, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the majority in interest of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered on such Closing Date on the terms and in the manner contemplated in the Final Prospectus.

                           (m) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, (i) no downgrading shall have occurred in the rating accorded the Corporation's securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Corporation's securities.

                           (n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the NYSE, the American Stock Exchange, the NASDAQ National Market or in the over-the-counter market, or trading in any securities of the Corporation on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general banking moratorium shall have been declared by federal or New York state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic or financial conditions (or such a material adverse change in international conditions the effect of which on the financial markets in the United States shall be such) as to make it in each case, in the reasonable judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Securities being delivered on such Closing Date on the terms and in the manner contemplated in the Prospectus.

                  Prior to each Closing Date, the Corporation shall have furnished to the Representatives such further information, certificates and documents as the Representatives or Underwriters' Counsel may reasonably request.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in substance reasonably satisfactory to counsel for the Underwriters. The Corporation may rely on any waiver of such conditions given by the Underwriters or Underwriters' counsel as if given by the Underwriters.

                  If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates or opinions furnished to the Representatives or Underwriters' Counsel pursuant to this Section 8 shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and to Underwriters' Counsel, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, each Closing Date by the Representatives. Notice of such cancellation shall be given to the Corporation in writing, or by telegraph confirmed in writing.

                  9.       Indemnification and Contribution.

                           (a) Each of the Corporation and the Trust, jointly and severally, agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person who controls such Underwriter within the meaning of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or in any amendment thereof, or in any Interim Prospectus, the Basic Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (and in the case of any Prospectus, in light of the circumstances under which they were made), and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Corporation will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Corporation as herein stated by the Representatives on behalf of any Underwriter specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to the Basic Prospectus or any Interim Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Interim Prospectus was corrected in the Final Prospectus, unless such failure to deliver the Final Prospectus was a result of noncompliance by the Corporation with Section 6(d) hereof. This indemnity agreement will be in addition to any liability which the Corporation may otherwise have.

                           (b) Each Underwriter severally agrees to indemnify and hold harmless the Corporation, each of its directors, each of its officers and employees, the Trust and each Trustee, and each person, if any, who controls the Corporation or the Trust within the meaning of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that the same was made therein in reliance upon and in conformity with written information furnished to the Corporation as herein stated by the Representatives on behalf of such Underwriter specifically for use in the preparation thereof, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in the Final Prospectus constitute the only information furnished to the Corporation in writing by or on behalf of the several Underwriters for inclusion in the Registration Statement and the Final Prospectus, as the case may be, and you, as the Representatives, confirm that such statements are correct.

                           (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent it wishes, jointly with any other similarly notified indemnifying party, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and either (i) the indemnifying party or parties and the indemnified party or parties mutually agree or (ii) representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them (such determination to be made in the reasonable judgment of the indemnifying party and its counsel), the indemnified party or parties shall have the right to select separate counsel reasonably satisfactory to the indemnifying party to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of subparagraph (a) representing the indemnified parties under subparagraph (a), as the case may be, who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                           (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in subparagraph (a) or (b) of this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Corporation on grounds of policy or other similar grounds, the Corporation and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Corporation, the Trust and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discounts appearing on the cover page of the Final Prospectus bear to the public offering prices appearing thereon and the Corporation is responsible for the balance; provided, however, that (i) in no case shall any Underwriter (except as may be provided in any agreement among underwriters) be responsible for any amount in excess of the amount by which the total price of the Preferred Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and
         (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each director, officer, employee or agent of an Underwriter and each person who controls an Underwriter within the meaning of the Securities Act shall have the same rights to contribution as such Underwriter, and each person who controls the Corporation within the meaning of either the Securities Act or the Exchange Act, each officer or employee of the Corporation, each director of the Corporation, the Trust and each Trustee shall have the same rights to contribution as the Corporation, subject in each case to clauses (i) and (ii) of this subparagraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this subparagraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this subparagraph (d).

                           (e) The Underwriters severally confirm and the Corporation acknowledges that the statements with respect to the public offering of the Preferred Securities by the Underwriters set forth on the [____________] are correct and constitute the only information concerning such Underwriters furnished in writing to the Corporation by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

                  10. Defaulting Underwriters. If, on either Closing Date, any one or more Underwriters shall fail to purchase and pay for all of the Preferred Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the aggregate liquidation amount of Preferred Securities set forth opposite their names in Schedule II hereto bear to the aggregate liquidation amount of Firm Securities set opposite the names of the remaining Underwriters) the Firm Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date; provided, however, that in the event that the aggregate liquidation amount of Preferred Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date shall exceed 10% of the aggregate liquidation amount of Preferred Securities, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Preferred Securities, and if such non-defaulting Underwriters do not purchase all the Preferred Securities, this Agreement (or, with respect to the Second Closing Date, the obligation of the Underwriters to purchase, and of the Corporation to sell, the Option Securities) will terminate without liability to any non-defaulting Underwriters or the Corporation or the Trust. In the event of a default by any Underwriter as set forth in this Section 10, the applicable Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing herein contained shall relieve any defaulting Underwriter of its liability, if any, to the Corporation or the Trust and any non-defaulting Underwriter for damages occasioned by its default hereunder.

                  11. Termination. The obligations of the Underwriters hereunder may be terminated by the Underwriters which have agreed to purchase in the aggregate 50% or more of the aggregate amount of Preferred Securities by notice given to and received by the Company prior to delivery of and payment for the Preferred Securities if, prior to that time, any of the events described in Sections 8(l), (m) and (n) shall have occurred or if the Underwriters shall decline to purchase the Preferred Securities as permitted by Section 10.

                  12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                           (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission c/o Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention:
         Syndicate Department (Fax: (212) 526-6588); and

                           (b) if to the Corporation or Trust, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Corporation set forth in the Registration Statement,
         Attention: General Counsel; (Fax: (908) 730-5300). Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Corporation shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their successors and, to the extent and only to the extent stated in Section 9 hereof, the officers and directors and controlling persons referred to in Section 9 hereof, and except as provided in Section 9 hereof, no person other than the parties hereto and their respective successors will have any right or obligation hereunder.

                  14. Representations and Indemnities to Survive Delivery. The respective agreements, representations, warranties, indemnities and other statements of the Corporation or its officers (as such officers) or the Trust and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Corporation or the Trust or any of their respective officers, directors or trustees or any controlling person within the meaning of the Securities Act, and will survive delivery of the payment for the Preferred Securities.

                  15. Definition of the Term "Business Day". For purposes of this Agreement, a "business day" means any day on which the NYSE, Inc. is open for trading.

                  16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

                  17. Counterparts. This Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Trust, the Corporation and the several Underwriters.

                                             Very truly yours,

                                             FW PREFERRED CAPITAL TRUST I



                                             By:____________________________
                                                Title: Administrative Trustee



                                             FOSTER WHEELER CORPORATION



                                             By:____________________________
                                                   Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

LEHMAN BROTHERS INC.


By:___________________________
     Title:

Acting on behalf of the Representatives named in Schedule I annexed hereto and the several Underwriters named in Schedule II annexed hereto.

                                   SCHEDULE I


Date of Underwriting Agreement:

Registration Statement Nos.         333-52369
                                    333-52369 -01
                                    333-52369 -02

Representatives and Address:        Lehman Brothers Inc.
                                    3 World Financial Center
                                    New York, New York  10285


Certificate of Trust, Declaration, Title, Purchase Price and
Description of Preferred Securities:

Certificate of Trust:
Declaration:
Title:
Aggregate liquidation amount:
Price to public:
Purchase price:
Distribution rate:
Time of payment of distributions:
Redemption provisions:
Repayment:

Indenture, Title, Purchase Price and Description of Debentures:

Indenture:
Title:
Principal Amount:
Price to Trust:
Interest rate:
Time of payment of interest:
Maturity:
Redemption provisions:
Repayment:

Guarantee Agreement:

Commission payable by Corporation:

First Closing Date, Time and Location:

Date:
Time:
Location :

                                   SCHEDULE II

                       Underwriters                              Liquidation Amount of Securities To Be Purchased
                       ------------                              ------------------------------------------------
Lehman Brothers Inc........................................                        $
Bear, Stearns & Co. Inc. . ................................
PaineWebber Incorporated...................................
Prudential Securities Incorporated. .......................
SG Cowen Securities Corporation.    .......................
First Union Capital Markets................................
         Total.............................................                        $
                                                                                    ==============

                                  SCHEDULE III

                            SIGNIFICANT SUBSIDIARIES


I.       U.S. Domiciled Significant Subsidiaries:

         Foster Wheeler Energy Corporation

II.      Foreign Significant Subsidiaries:

         Foster Wheeler Limited